UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________
FORM 8-K
__________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
June 5, 2018
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RENT-A-CENTER, INC.
(Exact name of registrant as specified in charter)
 ___________________________________________________

Delaware	001-38047	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices, including zip code)
(972) 801-1100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Rent-A-Center, Inc. (the “Company”) was held on June 5, 2018. At the meeting, the Company’s stockholders voted on four matters: (1) a proposal to approve amendments to the Company’s Certificate of Incorporation to declassify its board of directors, (2) election of two Class III Directors, (3) ratification of the Audit Committee’s appointment of KPMG LLP, registered independent accountants, as the Company’s independent auditors for the fiscal year ended December 31, 2018, and (4) the approval, on a non-binding basis, of an advisory resolution on executive compensation. The final voting results for each proposal are set forth below.

Proposal One: A proposal to approve amendments to the Company’s Certificate of Incorporation to declassify its board of directors, which amendments required the affirmative vote of the holders of at least 80% of the common stock of the Company issued and outstanding as of the record date for the 2018 annual meeting, was not approved with voting on the proposal as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,148,509	503,134	53,934	7,099,169

Proposal Two: Having received more than a majority of votes cast at the meeting, each of the individuals named below was elected to a three-year term as a Class III Director:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael J. Gade	34,147,809	6,057,290	500,555	7,099,169
J.V. Lentell	35,771,951	4,739,613	194,090	7,099,169

The following directors’ terms of office continued after the Annual Meeting of Stockholders:

Jeffery J. Brown
Mitchell E. Fadel
Christopher B. Hetrick

Proposal Three: The selection of KPMG LLP, registered independent accountants, as the Company’s independent auditors for the fiscal year ended December 31, 2018, was ratified with voting on the proposal as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,243,310	486,312	75,124	7,099,169

Proposal Four: The approval, on a non-binding basis, of the advisory resolution on executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,765,293	8,688,096	251,635	7,099,169

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: June 7, 2018	By:	/s/ Dawn M. Wolverton
Dawn M. Wolverton
Vice President – Assistant General Counsel and Secretary